Exhibit 10.8
                                           THIRD AMENDMENT
                                                   OF MANAGEMENT AGREEMENT

         THIS THIRD AMENDMENT OF MANAGEMENT AGREEMENT is made and entered into as of January 1, 1998, by and between Milestone Properties, Inc., ("Milestone") and Concord Assets Group, Inc., ("Concord").

         WHEREAS, Concord and Milestone entered into that certain Management Agreement dated December 18, 1990, which Agreement provided for Milestone to undertake Management Services, as therein described, on behalf of Concord for a fee of $50,000.00 per month; and

         WHEREAS, the parties to said Management Agreement agreed in February 1992, that Milestone would provide certain of its personnel to Concord, for which Concord would reimburse Milestone based upon the hourly wage rate of such employees, and that furthermore, Milestone was to provide office space and general office services to Concord, for which Concord would reimburse Milestone; and

         WHEREAS, the Management Agreement was amended by Second Amended Management Agreement dated, as of January 1, 1993, whereby the management fee was reduced from $50,000.00 per month to $25,000.00 per month and established the percentage for reimbursement for office space and general office services, to be paid by Concord to Milestone, at forty-nine (49%) percent of actual cost; and

         WHEREAS, the parties to the Management Agreement agreed in March 1995, to reduce the management fee from $25,000.00 per month to $50,000.00 per annum and to reduce the percentage of reimbursement for office space and general office services from forty-nine (49%) percent of actual costs to twelve and one half (12-1/2%) percent of actual costs; and

         WHEREAS, the parties to the Management Agreement have agreed to memorialize in writing these and further amendments to the Management Agreement.

         NOW THEREFORE in consideration of the services rendered, and the fees previously established, and other valuable consideration, the receipt of which is hereby acknowledged, the parties hereto do hereby agrees as follows:

1. The management fee established by the Management Agreement, is hereby reduced from $50,000.00 per annum to $25,000.00 per annum.

2. The percentage of reimbursement for office space and general office services provided by Milestone to Concord is confirmed as reduced from forty-nine (49%) percent of actual costs to twelve and one half (12 1-/2%) percent of actual costs.

         Except as hereby modified, the Management Agreement, as originally established, remains unmodified as to its terms and conditions, and is hereby ratified and confirmed in all respects.

         IN WITNESS WHEREOF the undersigned parties have hereby entered into this Agreement the date first above written.

                                  Milestone Properties, Inc.
WITNESSES:                        a Delaware corporation

                                  By:
                                           Joseph Otto, Vice President


                                  Concord Assets Group, Inc.
                                  a New York corporation

                                  By:
                                           Robert Mandor, President

STATE OF FLORIDA

COUNTY OF PALM BEACH

         The foregoing instrument was acknowledged before me this ______ day of __________, 1999, by Joseph Otto, as Vice President of Milestone Properties, Inc., a Delaware corporation, on behalf of the corporation. He is personally known to me or has produced a drivers license as identification.

                                                     NOTARY PUBLIC:

                                                     Sign:

                                                     Print:
                                               State of Florida at Large (SEAL)
                                                     My Commission Expires:



STATE OF FLORIDA

COUNTY OF PALM BEACH

         The foregoing instrument was acknowledged before me this ______ day of __________, 1999, by Robert Mandor, as President of Concord Assets Group, Inc., a New York corporation, on behalf of the corporation. He is personally known to me or has produced a drivers license as identification.

                                                     NOTARY PUBLIC:

                                                     Sign:

                                                     Print:
                                                State of Florida at Large (SEAL)
                                                     My Commission Expires: